Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., April 23, 2025 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2025.
For the three months ended March 31, 2025, net income was $17 million, or $0.17 per share, on revenues of $1.352 billion. For the three months ended March 31, 2024, net income was $64 million, or $0.61 per share, on revenues of $1.476 billion.
“For the first quarter of 2025, global enterprise revenues were $1.352 billion, down 8 percent from last year’s first quarter on a reported basis, and down 6 percent on an adjusted basis. Business confidence levels moderated during the quarter in response to heightened economic uncertainty over U.S. trade and other policy developments. Client and job seeker caution continues to elongate decision cycles and subdue hiring activity and new project starts,” said M. Keith Waddell, president and chief executive officer at Robert Half. “Despite the uncertain outlook, we are very well-positioned to capitalize on emerging opportunities and support our clients’ talent and consulting needs through the strength of our industry-leading brand, our people, our technology and our unique business model that includes both professional staffing and business consulting services.
“We’d like to thank our employees across the globe for their resilience and unwavering commitment to success. Their efforts have earned us significant recognition already in 2025, including being honored as one of America’s Most Innovative Companies by Fortune and one of America’s Best Large Employers by Forbes. We are particularly proud that high levels of employee engagement again earned both Robert Half and Protiviti recognition as two of Fortune’s 100 Best Companies to Work For,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 5634922.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on April 23 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ12025. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the past 12 months, Robert Half, including Protiviti, has been named one of the Fortune® World’s Most Admired Companies™ and 100 Best Companies to Work For.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current and forward-looking information about the Company’s corporate responsibility and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence or processes that are evolving, on representations reviewed or provided by third parties, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only and are based on management’s current expectations, currently available information and current strategy, plans or forecasts, and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict, often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results and outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, or the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or that the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. Except as required by law, the Company undertakes no obligation to update information in this report, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2025	2024
	(Unaudited)

Service revenues	$1,351,907	$1,475,937
Costs of services	852,862	913,140

Gross margin	499,045	562,797

Selling, general and administrative expenses	460,163	521,899
Operating income	38,882	40,898
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	20,171	(43,376)
Interest income, net	(3,572)	(6,413)
Income before income taxes	22,283	90,687
Provision for income taxes	4,933	26,986

Net income	$17,350	$63,701

Diluted net income per share	$0.17	$0.61

Weighted average shares:
Basic	100,666	103,787
Diluted	101,015	104,399

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended March 31,
	2025	2024
	(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$562,933	$641,970
Administrative and customer support	165,627	199,932
Technology	152,542	157,970
Elimination of intersegment revenues (1)	(117,897)	(112,814)
Total contract talent solutions	763,205	887,058
Permanent placement talent solutions	112,091	124,767
Protiviti	476,611	464,112
Total service revenues	$1,351,907	$1,475,937
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	March 31,
	2025	2024
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$342,473	$540,939
Accounts receivable, net	$786,560	$861,450
Total assets	$2,696,953	$2,889,702
Total current liabilities	$1,190,356	$1,179,540
Total stockholders’ equity	$1,313,222	$1,519,245

	Three Months Ended March 31,
	2025	2024
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$13,006	$13,004
Capitalized cloud computing implementation costs	$6,160	$8,391
Capital expenditures	$12,394	$11,780
Open market repurchases of common stock (shares)	668	761

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; adjusted operating income; and adjusted revenue growth rates.
The following measures: adjusted gross margin, adjusted selling, general and administrative expenses and adjusted operating income, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024
Gross Margin
Contract talent solutions	$296,933	$350,570	$296,933	$350,570	38.9%	39.5%	38.9%	39.5%
Permanent placement talent solutions	111,861	124,548	111,861	124,548	99.8%	99.8%	99.8%	99.8%
Total talent solutions	408,794	475,118	408,794	475,118	46.7%	47.0%	46.7%	47.0%
Protiviti	90,251	87,679	86,212	96,036	18.9%	18.9%	18.1%	20.7%
Total	$499,045	$562,797	$495,006	$571,154	36.9%	38.1%	36.6%	38.7%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31, 2025										Three Months Ended March 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$296,933	38.9%	$111,861	99.8%	$408,794	46.7%	$90,251	18.9%	$499,045	36.9%	$350,570	39.5%	$124,548	99.8%	$475,118	47.0%	$87,679	18.9%	$562,797	38.1%
Adjustments (1)	—	—	—	—	—	—	(4,039)	(0.8%)	(4,039)	(0.3%)	—	—	—	—	—	—	8,357	1.8%	8,357	0.6%
As Adjusted	$296,933	38.9%	$111,861	99.8%	$408,794	46.7%	$86,212	18.1%	$495,006	36.6%	$350,570	39.5%	$124,548	99.8%	$475,118	47.0%	$96,036	20.7%	$571,154	38.7%

(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024
Selling, General and Administrative Expenses
Contract talent solutions	$276,212	$331,588	$290,242	$300,452	36.2%	37.4%	38.0%	33.9%
Permanent placement talent solutions	106,135	116,576	108,237	112,693	94.7%	93.4%	96.6%	90.3%
Total talent solutions	382,347	448,164	398,479	413,145	43.7%	44.3%	45.5%	40.8%
Protiviti	77,816	73,735	77,816	73,735	16.3%	15.9%	16.3%	15.9%
Total	$460,163	$521,899	$476,295	$486,880	34.0%	35.4%	35.2%	33.0%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31, 2025										Three Months Ended March 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$276,212	36.2%	$106,135	94.7%	$382,347	43.7%	$77,816	16.3%	$460,163	34.0%	$331,588	37.4%	$116,576	93.4%	$448,164	44.3%	$73,735	15.9%	$521,899	35.4%
Adjustments (1)	14,030	1.8%	2,102	1.9%	16,132	1.8%	—	—	16,132	1.2%	(31,136)	(3.5%)	(3,883)	(3.1%)	(35,019)	(3.5%)	—	—	(35,019)	(2.4%)
As Adjusted	$290,242	38.0%	$108,237	96.6%	$398,479	45.5%	$77,816	16.3%	$476,295	35.2%	$300,452	33.9%	$112,693	90.3%	$413,145	40.8%	$73,735	15.9%	$486,880	33.0%

(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME (UNAUDITED):
(in thousands)

	Three Months Ended March 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024
Operating income
Contract talent solutions	$20,721	$18,982	$6,691	$50,118	2.7%	2.1%	0.9%	5.6%
Permanent placement talent solutions	5,726	7,972	3,624	11,855	5.1%	6.4%	3.2%	9.5%
Total talent solutions	26,447	26,954	10,315	61,973	3.0%	2.7%	1.2%	6.1%
Protiviti	12,435	13,944	8,396	22,301	2.6%	3.0%	1.8%	4.8%
Total	$38,882	$40,898	$18,711	$84,274	2.9%	2.8%	1.4%	5.7%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating income for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31, 2025										Three Months Ended March 31, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating income
As Reported	$20,721	2.7%	$5,726	5.1%	$26,447	3.0%	$12,435	2.6%	$38,882	2.9%	$18,982	2.1%	$7,972	6.4%	$26,954	2.7%	$13,944	3.0%	$40,898	2.8%
Adjustments (1)	(14,030)	(1.8%)	(2,102)	(1.9%)	(16,132)	(1.8%)	(4,039)	(0.8%)	(20,171)	(1.5%)	31,136	3.5%	3,883	3.1%	35,019	3.4%	8,357	1.8%	43,376	2.9%
As Adjusted	$6,691	0.9%	$3,624	3.2%	$10,315	1.2%	$8,396	1.8%	$18,711	1.4%	$50,118	5.6%	$11,855	9.5%	$61,973	6.1%	$22,301	4.8%	$84,274	5.7%

(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in operating income. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2023	2024				2025	2023	2024				2025
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Finance and accounting	-17.2	-17.5	-13.6	-9.2	-9.5	-12.3	-17.8	-17.0	-13.5	-10.5	-9.8	-10.0
Administrative and customer support	-18.7	-8.9	-9.8	-9.2	-8.8	-17.2	-19.4	-8.3	-9.8	-10.8	-9.4	-15.2
Technology	-21.7	-18.6	-13.1	-6.1	-3.5	-3.4	-21.8	-17.8	-13.1	-7.6	-4.1	-1.3
Elimination of intersegment revenues (1)	-26.6	-10.3	1.4	21.6	18.9	4.5	-27.2	-9.9	1.3	19.4	17.8	6.8
Total contract talent solutions	-17.2	-16.7	-14.5	-11.9	-11.5	-14.0	-17.7	-16.2	-14.4	-13.2	-11.8	-11.8
Permanent placement talent solutions	-22.0	-20.4	-12.2	-11.9	-11.1	-10.2	-22.6	-19.8	-12.0	-13.2	-11.4	-7.8
Total talent solutions	-17.8	-17.2	-14.2	-11.9	-11.4	-13.5	-18.3	-16.7	-14.0	-13.2	-11.7	-11.3
Protiviti	-7.1	-6.1	-0.9	6.4	5.3	2.7	-7.5	-5.4	-0.9	4.5	4.5	4.7
Total	-14.7	-14.0	-10.2	-6.3	-6.1	-8.4	-15.2	-13.4	-10.1	-7.7	-6.6	-6.2

United States
Contract talent solutions	-20.5	-19.1	-15.7	-12.4	-10.3	-11.8	-20.3	-18.6	-15.8	-13.7	-11.2	-10.7
Permanent placement talent solutions	-22.6	-19.3	-11.5	-9.0	-9.6	-8.5	-22.5	-18.7	-11.7	-10.4	-10.4	-7.3
Total talent solutions	-20.7	-19.1	-15.2	-12.0	-10.2	-11.4	-20.6	-18.6	-15.3	-13.3	-11.1	-10.3
Protiviti	-7.3	-4.8	3.3	9.3	6.6	2.3	-7.2	-4.2	3.1	7.6	5.6	3.6
Total	-16.8	-14.9	-9.6	-5.2	-4.7	-6.9	-16.7	-14.3	-9.7	-6.7	-5.7	-5.7

International
Contract talent solutions	-4.4	-8.4	-10.0	-10.6	-15.2	-20.7	-7.5	-7.5	-9.4	-11.7	-13.9	-16.2
Permanent placement talent solutions	-20.6	-23.2	-13.8	-18.6	-14.7	-14.5	-22.8	-22.1	-13.0	-19.8	-13.7	-10.1
Total talent solutions	-7.2	-10.8	-10.7	-11.9	-15.1	-19.8	-10.1	-9.9	-10.0	-13.0	-13.9	-15.3
Protiviti	-6.1	-11.3	-16.2	-5.6	0.2	4.4	-8.9	-10.1	-15.9	-8.1	-0.4	7.9
Total	-6.9	-10.9	-12.2	-10.2	-10.9	-13.6	-9.8	-10.0	-11.6	-11.7	-10.2	-9.4
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Finance and accounting
As Reported	-17.2	-17.5	-13.6	-9.2	-9.5	-12.3
Billing Days Impact	0.1	0.7	-0.3	-1.5	-0.8	1.3
Currency Impact	-0.7	-0.2	0.4	0.2	0.5	1.0
As Adjusted	-17.8	-17.0	-13.5	-10.5	-9.8	-10.0

Administrative and customer support
As Reported	-18.7	-8.9	-9.8	-9.2	-8.8	-17.2
Billing Days Impact	0.2	0.8	-0.3	-1.5	-0.8	1.3
Currency Impact	-0.9	-0.2	0.3	-0.1	0.2	0.7
As Adjusted	-19.4	-8.3	-9.8	-10.8	-9.4	-15.2

Technology
As Reported	-21.7	-18.6	-13.1	-6.1	-3.5	-3.4
Billing Days Impact	0.1	0.7	-0.3	-1.5	-0.7	1.4
Currency Impact	-0.2	0.1	0.3	0.0	0.1	0.7
As Adjusted	-21.8	-17.8	-13.1	-7.6	-4.1	-1.3

Elimination of intersegment revenues
As Reported	-26.6	-10.3	1.4	21.6	18.9	4.5
Billing Days Impact	0.1	0.7	-0.3	-1.9	-1.0	1.6
Currency Impact	-0.7	-0.3	0.2	-0.3	-0.1	0.7
As Adjusted	-27.2	-9.9	1.3	19.4	17.8	6.8

Total contract talent solutions
As Reported	-17.2	-16.7	-14.5	-11.9	-11.5	-14.0
Billing Days Impact	0.2	0.6	-0.3	-1.4	-0.7	1.3
Currency Impact	-0.7	-0.1	0.4	0.1	0.4	0.9
As Adjusted	-17.7	-16.2	-14.4	-13.2	-11.8	-11.8

Permanent placement talent solutions
As Reported	-22.0	-20.4	-12.2	-11.9	-11.1	-10.2
Billing Days Impact	0.1	0.7	-0.3	-1.4	-0.7	1.3
Currency Impact	-0.7	-0.1	0.5	0.1	0.4	1.1
As Adjusted	-22.6	-19.8	-12.0	-13.2	-11.4	-7.8

Total talent solutions
As Reported	-17.8	-17.2	-14.2	-11.9	-11.4	-13.5
Billing Days Impact	0.2	0.6	-0.2	-1.4	-0.7	1.2
Currency Impact	-0.7	-0.1	0.4	0.1	0.4	1.0
As Adjusted	-18.3	-16.7	-14.0	-13.2	-11.7	-11.3

Protiviti
As Reported	-7.1	-6.1	-0.9	6.4	5.3	2.7
Billing Days Impact	0.2	0.7	-0.3	-1.7	-0.8	1.5
Currency Impact	-0.6	0.0	0.3	-0.2	0.0	0.5
As Adjusted	-7.5	-5.4	-0.9	4.5	4.5	4.7

Total
As Reported	-14.7	-14.0	-10.2	-6.3	-6.1	-8.4
Billing Days Impact	0.1	0.7	-0.3	-1.4	-0.8	1.4
Currency Impact	-0.6	-0.1	0.4	0.0	0.3	0.8
As Adjusted	-15.2	-13.4	-10.1	-7.7	-6.6	-6.2

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Contract talent solutions
As Reported	-20.5	-19.1	-15.7	-12.4	-10.3	-11.8
Billing Days Impact	0.2	0.5	-0.1	-1.3	-0.9	1.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-20.3	-18.6	-15.8	-13.7	-11.2	-10.7

Permanent placement talent solutions
As Reported	-22.6	-19.3	-11.5	-9.0	-9.6	-8.5
Billing Days Impact	0.1	0.6	-0.2	-1.4	-0.8	1.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-22.5	-18.7	-11.7	-10.4	-10.4	-7.3

Total talent solutions
As Reported	-20.7	-19.1	-15.2	-12.0	-10.2	-11.4
Billing Days Impact	0.1	0.5	-0.1	-1.3	-0.9	1.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-20.6	-18.6	-15.3	-13.3	-11.1	-10.3

Protiviti
As Reported	-7.3	-4.8	3.3	9.3	6.6	2.3
Billing Days Impact	0.1	0.6	-0.2	-1.7	-1.0	1.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-7.2	-4.2	3.1	7.6	5.6	3.6

Total
As Reported	-16.8	-14.9	-9.6	-5.2	-4.7	-6.9
Billing Days Impact	0.1	0.6	-0.1	-1.5	-1.0	1.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-16.7	-14.3	-9.7	-6.7	-5.7	-5.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Contract talent solutions
As Reported	-4.4	-8.4	-10.0	-10.6	-15.2	-20.7
Billing Days Impact	0.1	1.5	-1.1	-1.6	-0.4	0.6
Currency Impact	-3.2	-0.6	1.7	0.5	1.7	3.9
As Adjusted	-7.5	-7.5	-9.4	-11.7	-13.9	-16.2

Permanent placement talent solutions
As Reported	-20.6	-23.2	-13.8	-18.6	-14.7	-14.5
Billing Days Impact	0.1	1.3	-1.0	-1.6	-0.4	0.6
Currency Impact	-2.3	-0.2	1.8	0.4	1.4	3.8
As Adjusted	-22.8	-22.1	-13.0	-19.8	-13.7	-10.1

Total talent solutions
As Reported	-7.2	-10.8	-10.7	-11.9	-15.1	-19.8
Billing Days Impact	0.2	1.4	-1.0	-1.6	-0.5	0.6
Currency Impact	-3.1	-0.5	1.7	0.5	1.7	3.9
As Adjusted	-10.1	-9.9	-10.0	-13.0	-13.9	-15.3

Protiviti
As Reported	-6.1	-11.3	-16.2	-5.6	0.2	4.4
Billing Days Impact	0.2	1.4	-1.0	-1.7	-0.4	0.7
Currency Impact	-3.0	-0.2	1.3	-0.8	-0.2	2.8
As Adjusted	-8.9	-10.1	-15.9	-8.1	-0.4	7.9

Total
As Reported	-6.9	-10.9	-12.2	-10.2	-10.9	-13.6
Billing Days Impact	0.1	1.3	-1.0	-1.6	-0.5	0.6
Currency Impact	-3.0	-0.4	1.6	0.1	1.2	3.6
As Adjusted	-9.8	-10.0	-11.6	-11.7	-10.2	-9.4